CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust and to the use of our report dated July 23, 2021 on the financial statements and financial highlights of Adler Value Fund, a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the May 31, 2021 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

September 24, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust and to the use of our report dated July 23, 2021 on the financial statements and financial highlights of Evolutionary Tree Innovators Fund, a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the May 31, 2021 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

September 24, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust and to the use of our report dated July 23, 2021 on the financial statements and financial highlights of Karner Blue Biodiversity Impact Fund, a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the May 31, 2021 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

September 24, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust and to the use of our report dated July 23, 2021 on the financial statements and financial highlights of Kempner Multi-Cap Deep Value Fund, a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the May 31, 2021 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

September 24, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust and to the use of our report dated July 23, 2021 on the financial statements and financial highlights of Wavelength Interest Rate Neutral Fund, a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the May 31, 2021 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

September 24, 2021